CONCENTRATION OF CREDIT RISK	12 Months Ended
Dec. 31, 2013
Risks And Uncertainties [Abstract]
CONCENTRATION OF CREDIT RISK

17. CONCENTRATION OF CREDIT RISK

Our accounts receivable subject us to the potential for credit risk with our customers. At December 31, 2013, three customers accounted for $58.3 million or 12.9% of gross accounts receivable, compared to $55.7 million, or 12.2% of gross receivables at December 31, 2012. We perform ongoing credit evaluations of our customers’ financial condition. We maintain an allowance for doubtful accounts for potential credit losses based upon historical trends, specific collection problems, historical write-offs, account aging and other analysis of all accounts receivable. At February 13, 2014, $55.1 million, or 94.6%, of the December 31, 2013 accounts receivable from the three customers noted above had been received.